EP Emerging Markets Small Companies Fund

Class A (Ticker Symbol: EPASX)

Class I (Ticker Symbol: EPEIX)

A series of Investment Managers Series Trust

Supplement dated December 9, 2019 to the

Prospectus dated March 1, 2019, as supplemented.

Effective immediately, the definition of small capitalization companies for the EP Emerging Markets Small Companies Fund (the “Fund’) is updated to include companies with market capitalizations, at the time of investment, of below $5 billion. Accordingly, the second sentence of the Fund’s “Principal Investment Strategies” on page 24 and page 40 of the Prospectus is deleted and replaced with the following:

The Fund’s sub-advisor defines small capitalization companies as those companies with market capitalizations, at the time of investment, of below $5 billion.

Please file this Supplement with your records.